      UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	000-20707	63-1098468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index

Item 1.01 Entry into a Material Definitive Agreement

        On January 24, 2005, Colonial Properties Trust (“Colonial”), CLNL Acquisition Sub LLC, a wholly-owned subsidiary of Colonial (“Colonial Merger Sub”), and Cornerstone Realty Income Trust, Inc. (“Cornerstone”) entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) to address certain technical issues that were identified after the execution of the Agreement and Plan of Merger dated as of October 25, 2004. Colonial is the general partner of Colonial Realty Limited Partnership.

        The Amendment provides that if elections to receive Colonial Series E preferred depositary shares in the merger are received for a number of Cornerstone common shares and from a number of holders of Cornerstone common shares such that the Colonial Series E preferred depositary shares to be issued in the merger fail to satisfy listing conditions of the New York Stock Exchange, no Colonial Series E preferred depositary shares will be issued and every Cornerstone common share will be converted into the right to receive Colonial common shares. In such case, the listing of the Colonial Series E preferred depositary shares on the New York Stock Exchange will not be a condition to closing.

        The Amendment also provides that if the closing date for the merger occurs during the month of March, June, September or December, the initial “dividend payment date” for the Colonial Series E preferred shares will be the last day of June, September, December or March, respectively, or the next business day.

        In addition, the Amendment made technical changes to the form of Virginia Articles of Merger and provides a form of Plan of Merger to be filed with the Commonwealth of Virginia to effectuate the merger if and when it is approved by the shareholders of Cornerstone.

        For additional information, reference is made to the Amendment, which is incorporated by reference to Exhibit 2.2 to Colonial’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2005. The foregoing description is qualified in its entirety by reference to the Amendment, which is incorporated by reference to Exhibit 2.2 to Colonial’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
2.2
Amendment No. 1 to Agreement and Plan of Merger dated as of January 24, 2005, by and among Colonial Properties Trust, CLNL Acquisition Sub LLC and Cornerstone Realty Income Trust, Inc. (incorporated by reference to Exhibit 2.2 to Colonial's Current Report on Form 8-K filed with the SEC on January 25, 2005.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP
By: COLONIAL PROPERTIES TRUST, its general partner
Date: January 25, 2005	By: /s/ Weston M. Andress
Name: Weston M. Andress
Title: Chief Financial / Investment Officer

EXHIBIT INDEX

Exhibit	Description
2.2
Amendment No. 1 to Agreement and Plan of Merger dated as of January 24, 2005, by and among Colonial Properties Trust, CLNL Acquisition Sub LLC and Cornerstone Realty Income Trust, Inc. (incorporated by reference to Exhibit 2.2 to Colonial's Current Report on Form 8-K filed with the SEC on January 25, 2005.)